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                                                                    EXHIBIT 10.3

SCHEDULE IDENTIFYING AGREEMENTS SUBSTANTIALLY IDENTICAL TO THE FORM OF INDEMNIFICATION AGREEMENT CONSTITUTING EXHIBIT 10.2 HERETO ENTERED INTO BY MINDSPEED TECHNOLOGIES, INC. AND EACH OF THE FOLLOWING PERSONS:

Name

Donald R. Beall
Dwight W. Decker
Donald L. Gips
Raouf Y. Halim
Ming Louie
Thomas A. Madden
Jerre L. Stead
Simon Biddiscombe